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                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 1
                      TO THE FOURTH AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST
                                      OF
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

   This Amendment No. 1 (the "Amendment") to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Trust") amends, effective January 26, 2018, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the "Agreement").

   Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to remove Class B Shares from Invesco American Franchise Fund, Invesco California Tax-Free Income Fund, Invesco Core Plus Bond Fund, Invesco Equally-Weighted S&P 500 Fund, Invesco Equity and Income Fund, Invesco Global Real Estate Income Fund, Invesco Growth and Income Fund, Invesco Low Volatility Equity Yield Fund, Invesco Pennsylvania Tax Free Income Fund, Invesco S&P 500 Index Fund and Invesco Small Cap Discovery Fund;

   NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 26, 2018.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                        PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                               CLASSES OF EACH PORTFOLIO
 ---------                               -------------------------------------
 Invesco American Franchise Fund         Class A Shares
                                         Class C Shares
                                         Class F Shares
                                         Class R Shares
                                         Class R5 Shares
                                         Class R6 Shares
                                         Class T Shares
                                         Class Y Shares

 Invesco California Tax-Free Income Fund Class A Shares
                                         Class C Shares
                                         Class F Shares
                                         Class R6 Shares
                                         Class T Shares
                                         Class Y Shares

 Invesco Core Plus Bond Fund             Class A Shares
                                         Class C Shares
                                         Class F Shares
                                         Class R Shares
                                         Class R5 Shares
                                         Class R6 Shares
                                         Class T Shares
                                         Class Y Shares

 Invesco Equally-Weighted S&P 500 Fund   Class A Shares
                                         Class C Shares
                                         Class F Shares
                                         Class R Shares
                                         Class R6 Shares
                                         Class T Shares
                                         Class Y Shares

 Invesco Equity and Income Fund          Class A Shares
                                         Class C Shares
                                         Class F Shares
                                         Class R Shares
                                         Class R5 Shares
                                         Class R6 Shares
                                         Class T Shares
                                         Class Y Shares

 Invesco Floating Rate Fund              Class A Shares
                                         Class C Shares
                                         Class F Shares
                                         Class R Shares

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                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class T Shares
                                                 Class Y Shares

Invesco Global Real Estate
Income Fund                                      Class A Shares
                                                 Class C Shares
                                                 Class F Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class T Shares
                                                 Class Y Shares

Invesco Growth and Income Fund                   Class A Shares
                                                 Class C Shares
                                                 Class F Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class T Shares
                                                 Class Y Shares

Invesco Low Volatility Equity Yield Fund         Class A Shares
                                                 Class C Shares
                                                 Class F Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class T Shares
                                                 Class Y Shares
                                                 Investor Class Shares

Invesco Pennsylvania Tax Free Income Fund        Class A Shares
                                                 Class C Shares
                                                 Class F Shares
                                                 Class R6 Shares
                                                 Class T Shares
                                                 Class Y Shares

Invesco S&P 500 Index Fund                       Class A Shares
                                                 Class C Shares
                                                 Class F Shares
                                                 Class R6 Shares
                                                 Class T Shares
                                                 Class Y Shares

Invesco Short Duration High Yield Municipal Fund Class A Shares
                                                 Class C Shares
                                                 Class F Shares
                                                 Class R Shares
                                                 Class R5 Shares
                                                 Class R6 Shares
                                                 Class T Shares
                                                 Class Y Shares

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 Invesco Small Cap Discovery Fund       Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares

 Invesco Strategic Real Return Fund     Class A Shares
                                        Class C Shares
                                        Class F Shares
                                        Class R Shares
                                        Class R5 Shares
                                        Class R6 Shares
                                        Class T Shares
                                        Class Y Shares"

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